Supplement Dated July 3, 2006
to
Prospectus Dated May 1, 2006
for
Chase Insurance Advantage III Variable Annuity Contracts
Issued by
Chase Insurance Life and Annuity Company

The section "CILAAC, THE SEPARARTE ACCOUNT AND THE FUNDS, Chase Insurance Life and Annuity Company" is replaced in its entirety with the following section:

       We are a stock life insurance company organized in 1947 under the laws of the State of Illinois. Our offices are located at 2500 Westfield Drive, Elgin, IL 60123-7836. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. In addition to the Contracts, we offer other variable contracts with different benefits, costs and funding vehicles.

       On July 3, 2006, Protective Life Insurance Company ("Protective Life") acquired CILAAC from JPMorgan Chase & Co. Protective Life has reinsured 100% of the variable annuity business of CILAAC to Allmerica Financial Life Insurance and Annuity Company, a subsidiary of The Goldman Sachs Group, Inc. The benefits and provisions of the Contracts are not changed by these transactions.